Exhibit 10.41


                                 Qorus.com, Inc.
                            Second Addendum to Notes


As of December 31, 2002, Qorus.com, Inc. (the "Borrower") had issued or assumed the liability of its former subsidiary, Aelix, Inc., for promissory notes aggregating $4,680,599.04 now owned by the following parties:

 Lender                                    Note  Amount      Maturity Date

 Thurston Interests, LLC, both for
 Itself and as assignee of notes
 previously issued to Apex Investment
 Fund III and Apex Strategic Partners     $4,405,599.04      December 31, 2002

 Customer Care & Technology
 Holdings, Inc.                              275,000.00      December 31, 2002
                                        ---------------
              Total                       $4,680,599.04

Pursuant  to  the  terms  of  the   Addendum  to  Notes  dated  July  16,  2002,
substantially all of the above obligations matured on December 31, 2002. Notwithstanding the provisions of such Addendum to Notes, the undersigned parties each hereby agree that the term of all of the notes evidencing the above obligations shall be amended such that all of such notes shall mature on demand, or in the absence of any demand, on December 31, 2003. All other terms of the notes shall remain the same and in full force and effect.

The undersigned parties agree to attach a copy of this Second Addendum to Notes to each existing note affected by the terms hereof, and such existing notes, as previously amended and as amended by this agreement, shall constitute the full and complete agreement of the parties.

The undersigned parties agree that this agreement shall not become valid and enforceable unless all of the undersigned parties execute this agreement through their duly authorized representatives. The effective date of this addendum is December 31, 2002.

Dated this 8th day of May 2003

                  Qorus.com, Inc.                    s/ Thomas C. Ratchford
                                                     -------------------------
                                                     By: Thomas C. Ratchford
                                                     Chief Financial Officer

                  Thurston Interests, LLC            s/ Patrick J. Haynes, III
                                                     -------------------------
                                                     By: Patrick J. Haynes, III

                  Customer Care & Technology
                  Holdings, Inc.                     s/ Willard C. McNitt, III
                                                     -------------------------
                                                     By: Willard C. McNitt, III
                                                     Chief Financial Officer